UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 19, 2004

CardioTech International, Inc.

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

000-28034	04-3186647
(Commission File Number)	(I.R.S. Employer Identification Number)

229 Andover Street

Wilmington, Massachusetts 01887

 (Address of Principal Executive Offices, including Zip Code)

(978) 657-0075

 (Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01.  Entry into Material Definitive Agreement.

On November 19, 2004, CardioTech International, Inc. (the “Company”) entered into a definitive agreement (the “Asset Purchase Agreement”) to acquire substantially all of the assets and assume certain liabilities of Cartika Medical, Inc., a privately owned medical device contract manufacturer headquartered in Plymouth,  Minnesota  (“Cartika”).  To effect the transaction, the Company will organize a wholly-owned subsidiary corporation under the laws of the State of Minnesota under the name of “CarTika Acquisition Inc.”.  As part of the transaction, the Company will issue to the stockholders of Cartika, consideration, consisting of shares of the Company’s common stock, ), , equal in value to $1,662,000, with the number of shares based upon the fair market value of the common stock at the date of closing (“Stock Consideration”), and $4,985,000 in cash (“Cash Consideration”). The purchase price was determined based on Cartika’s performance for the twelve months ended July 31, 2004. For the twelve months ended July 31, 2004, Cartika recorded revenues of  $5,505,000, net income before income taxes of $1,299,000 and cash flow from operating activities of $1,154,000

CarTika operates from a FDA-Registered state of the art 17,000 square feet facility, has about 50 employees, two Certified Class 10,000 clean rooms, and specializes in complete catheter assemblies, injection molding, pad printing and thermoformed polymer products.

Reference is made to the Asset Purchase Agreement, which is being filed as an Exhibit to this Form 8-K.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOTECH INTERNATIONAL, INC.

	By:	/s/ Michael Szycher
Michael Szycher, PhD, Chairman and CEO

Date: November 19, 2004

INDEX TO EXHIBITS

99.1   Asset Purchase Agreement, dated as of November 19, 2004 by and among Cardiotech International, Inc., CarTika Medical, Inc., Thomas C. Carlson and Sheila A. Carlson.